UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 22, 2019 (February 14, 2019)

INDUSTRIAL LOGISTICS PROPERTIES TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-38342	82-2809631
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place
255 Washington Street, Suite 300
Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-219-1460
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

In this Current Report on Form 8-K/A, the terms "we", "us", "our" and "ILPT" refer to Industrial Logistics Properties Trust and its consolidated subsidiaries, unless the context indicates otherwise.

Explanatory Note

We are filing this Current Report on Form 8-K/A, or this Amendment, to amend and supplement (i) the Current Report on Form 8-K dated February 14, 2019, or the February Current Report, and (ii) the Current Report on Form 8-K dated April 9, 2019, or the April Current Report.

We filed the February Current Report to report (i) that we had entered an Agreement of Purchase and Sale, or the GPT Purchase Agreement, with certain subsidiaries of GPT Operating Partnership LP, or collectively, GPT, pursuant to which we agreed to acquire from GPT eight industrial properties located in the Indianapolis, Indiana and Cincinnati, Ohio market areas with an aggregate of approximately 4.2 million rentable square feet, or the GPT Properties, for a purchase price of $280.0 million, excluding acquisition related costs, and (ii) that we had entered an Agreement of Purchase and Sale, or the CCIT II Purchase Agreement, with certain indirect subsidiaries of Cole Office & Industrial REIT (CCIT II), Inc., or collectively, CCIT II, pursuant to which we agreed to acquire from CCIT II 18 industrial properties located in 12 states with an aggregate of approximately 8.7 million rentable square feet, or the CCIT II Properties, for a purchase price of $624.7 million, excluding acquisition related costs and including the assumption of $57.0 million of mortgage debt.

As previously reported in the February Current Report, we completed the acquisition of seven of the eight GPT Properties on February 14, 2019 for a purchase price of $249.5 million, excluding acquisition related costs. As previously reported in the April Current Report, we completed the acquisition of the remaining industrial property on April 2, 2019 for a purchase price of $30.5 million, excluding acquisition related costs.

Also as previously reported in the April Current Report, we completed the acquisition of the CCIT II Properties on April 9, 2019.

We are amending and supplementing the February Current Report and the April Current Report to provide the historical financial statements required by Item 9.01(a) of Form 8-K and to provide the pro forma financial information required by Item 9.01(b) of Form 8-K, which financial statements and pro forma information were not included in the February Current Report or the April Current Report as permitted by Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K. This Amendment should be read in conjunction with the February Current Report and the April Current Report.

Item 9.01. Financial Statements and Exhibits.

This Amendment includes (i) the Combined Statement of Revenues and Certain Expenses of GPT Properties for the year ended December 31, 2018 and the Combined Statement of Revenues and Certain Expenses of CCIT II Properties for the year ended December 31, 2018, both of which are pursuant to the requirements of Rule 3-14 of Regulation S-X, and (ii) unaudited pro forma financial data for us which give effect to the acquisitions of the GPT Properties and the CCIT II Properties, as well as $650.0 million of mortgage financing completed in January 2019 which was used to fund a portion of these acquisitions, as if these transactions occurred on January 1, 2018.

The pro forma financial information is not necessarily indicative of the expected financial position or results of operations for any future period. Differences could result from numerous factors, including future changes in our portfolio of investments, changes in interest rates, changes in our capital structure, changes in property level operating expenses, changes in property level revenues, including rents expected to be received pursuant to our existing leases or leases we may enter into after December 31, 2018, and for other reasons. Actual future results are likely to be different than amounts presented in the unaudited pro forma consolidated financial statements and such differences may be significant.

Neither we nor our affiliates are related to the sellers of the GPT Properties or the CCIT II Properties. The historical financial statements listed in Item 9.01(a) present the results of operations of the GPT Properties and the CCIT II Properties during periods prior to the acquisitions by us and exclude, as permitted by Rule 3-14 of Regulation S-X, items of revenue and expense which we expect may not be comparable to our expected future operations. In deciding to purchase the GPT Properties and the CCIT II Properties, we considered their revenue sources, including those that have been affected, and are expected to be affected in the future, by factors including, but not limited to, demand, supply and competitive factors present in the local and national markets for industrial properties and the ability of the tenants of the properties to make payments when due. We also considered the properties' expenses including, but not limited to, utility costs, tax rates and other expenses, and the portion of such expenses which may be recovered from the tenants. Changes in these factors or other factors described in the notes to the pro forma data provided below or otherwise will cause future operating results to differ from the historical and pro forma operating results presented, but cannot be predicted at this time; however, after reasonable inquiry, we are not currently aware of any other material factors relating to the properties that would cause the financial information reported herein not to be indicative of future operating results.

(a) Financial Statements of Businesses Acquired.

The following financial statements of GPT Properties are attached hereto as Exhibit 99.1 and incorporated by reference herein:

Report of Independent Auditors
Combined Statement of Revenues and Certain Expenses for the year ended December 31, 2018
Notes to the Combined Statement of Revenues and Certain Expenses

The following financial statements of CCIT II Properties are attached hereto as Exhibit 99.2 and incorporated by reference herein:

Independent Auditors' Report
Combined Statement of Revenues and Certain Expenses for the year ended December 31, 2018
Notes to Combined Statement of Revenues and Certain Expenses

(b) Pro Forma Financial Information.

The following pro forma financial information for ILPT are attached as Exhibit 99.3 and incorporated by reference herein:

Introduction to unaudited pro forma combined financial statements
Unaudited pro forma combined balance sheet as of December 31, 2018
Unaudited pro forma combined statement of income for the year ended December 31, 2018
Notes to unaudited pro forma combined financial statements

(d) Exhibits.

23.1 Consent of Ernst & Young LLP
23.2 Consent of Deloitte & Touche LLP
99.1 Financial Statements of GPT Properties
99.2 Financial Statements of CCIT II Properties
99.3 Unaudited Pro Forma Combined Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	/s/ Richard W. Siedel, Jr.
	Name:	Richard W. Siedel, Jr.
	Title:	Chief Financial Officer and Treasurer

Dated: April 22, 2019

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